SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 27, 2003



                         GS Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-100818                 13-6357101
          --------                    ----------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)                File No.)             Identification No.)



                                85 Broad Street
                              New York, NY 10004
              (Address of Principal Executive Offices) (Zip Code)



                                (212) 902-1000
              Registrant's telephone number, including area code



                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.     Other Events
            ------------

            The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 10:30AM on December 2, 2002. Pursuant to this Registration Statement, the Registrant issued and sold $642,769,371 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2003-1. This transaction closed on February 27, 2003. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            A list of the Exhibits filed herewith is attached hereto.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By:  /s/ Samuel Ramos
                                                -------------------------------
                                                Name:   Samuel Ramos
                                                Title:  Secretary

Dated: March 14, 2003

                                 EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

4.5.1 Trust Agreement, dated as of February 1, 2003, between GS Mortgage Securities Corp. and JPMorgan Chase Bank

4.5.2                 Standard Terms to Trust Agreement (February 2003 Edition)

4.6 Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)